Subsequent events	6 Months Ended
Jun. 30, 2023
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events

19. Subsequent events

On July 10, 2023, the Company entered into a warrant amendment with an existing investor pursuant to which the Company and the investor agreed that certain existing warrants to purchase 2,800,000 ADSs of the Company that were previously issued on November 30, 2022 (the “November 2022 Warrants”) and certain existing warrants to purchase 3,437,500 ADSs of the Company that were previously issued on March 30, 2023 (the “March 2023 Warrants,” and together with the November 2022 Warrants, the “Existing Warrants”) would be amended as follows: (i) amend the current exercise price on all Existing Warrants so that it is now equal to £0.35, (ii) extend the termination date on 50% of the November 2022 Warrants and all of the March 2023 Warrants until May 30, 2028 and (iii) amend to the definition of “Black Scholes Value” included in Section 3(e) of the Existing Warrants.

On August 30, 2023, TC Biopharm (Holdings) PLC (the “Company”), entered into an inducement offer letter agreement (the “Inducement Letter”) with certain holders (the “Holders”) of existing Series A, B and C warrants (the “Existing Warrants”) to purchase ordinary shares represented by American depositary shares (the “ADSs”) of the Company.

Pursuant to the Inducement Letter, the Holders agreed to exercise for cash their Existing Warrants to purchase an aggregate of 6,237,500 ADSs of the Company in consideration for the Company’s agreement to issue new Series D warrants to purchase ordinary shares represented by ADSs (the “New Warrants”), as described below, to purchase up to 12,475,000 of the Company’s ordinary shares represented by ADSs (the “New Warrant ADSs”). The Company received aggregate gross proceeds of approximately £2.2 million (approximately $2.8m) from the exercise of the Existing Warrants by the Holders, before deducting placement agent fees payable by the Company.